EXHIBIT 10.12(a)

EAGLE MATERIALS INC. RETIREMENT PLAN

(As Amended and Restated Effective January 1, 2026)

First Amendment

WHEREAS, Eagle Materials Inc., a Delaware corporation (the “Company”), established and maintains the Eagle Materials Inc. Retirement Plan, as amended and restated effective January 1, 2026 (the “Plan”), for the benefit of its eligible employees and eligible employees of its affiliates that have adopted the Plan;

WHEREAS, pursuant to Section 10.4 of the Plan, the Company desires to amend the Plan to (i) stop the Employer Matching Contributions as reflected on Appendix A to the Plan for certain Salaried Participants, (ii) allow those certain Salaried Participants to receive the Employer Profit Sharing Contribution, and (iii) clarify that the Plan does not apply a deemed Roth Catch-Up Contribution election to Catch-Up Contribution elections made by certain Participants;

NOW, THEREFORE, effective as provided below, in consideration of the premises and covenants herein contained, the Plan is hereby amended as follows:

1. Effective February 5, 2026, Section A.II(m) of Appendix A of the Plan is hereby amended and restated in its entirety to read as follows:

Effective January 7, 2025, each Hourly Participant who is employed by Bullskin Stone & Lime, LLC (“Bullskin Employee”) shall be eligible to receive an Employer Matching Contribution, on a payroll period basis, in an amount equal to $1.00 for each $1.00 of Pre-Tax Contributions made by such employee up to 4% of the Bullskin Employee’s Eligible Compensation.

2. Effective January 1, 2026, the last sentence of Section 3.1(d) of the Plan notwithstanding, each Salaried Participant who is employed by Bullskin Stone & Lime, LLC shall be eligible for Employer Profit Sharing Contributions in accordance with Section 4.2(a) of the Plan.

3. Effective January 1, 2026, the last sentence of the second paragraph of Section 4.1(a) of the Plan is hereby deleted in its entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, Eagle Materials Inc. has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 6th day of February 2026, but effective as provided herein.

EAGLE MATERIALS INC.

By: /s/ D. Craig Kesler

Name: D. Craig Kesler

Title: EVP-CFO